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ZULU ENERGY CORP.

RESTRICTED STOCK AGREEMENT

Zulu Energy Corp., a Colorado corporation (the “Company”), hereby grants shares of its common stock (the “Stock”) to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet and in the attachment.
Grant Date:

Name of Grantee:

Grantee's Social Security Number: _____-____-_____

Number of Shares of Stock Covered by Grant:

Number of Shares to be Deposited into Escrow:

Grant Price per Share of Stock: $

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement.

Grantee: (Signature) Address: 0; Company: (Authorized Signature) Title: Attachment This is not a stock certificate or a negotiable instrument.

ZULU ENERGY CORP.

RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability
This grant is an award of Stock in the number of shares set forth on the cover sheet, at the grant price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Stock”). To the extent not yet vested, your Restricted Stock may not be sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of, whether by operation of law or otherwise, and will be subject to a risk of forfeiture.

Issuance and Vesting
The Company will issue your Restricted Stock in your name as of the Grant Date.

As described below, your right to the Stock under this Restricted Stock grant vests on the vesting date that you remain in Service and is subject to conditions, as follows:

Vesting Date and Condition	Percentage of Shares of Restricted Stock Vested

January 1, 2009 - Grantee shall be in Service to the Company on January 1, 2009 and the Company shall have successfully drilled three stratigraphic test wells before that date.	40%

January 1, 2010 - Grantee shall be in Service to the Company on January 1, 2010, and the Company shall have successfully located and tested a potentially viable hydrocarbon reservoir prior to that date.	30%

January 1, 2011 - Grantee shall be in Service to the Company on January 1, 2011	30%

The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant. The determination of whether the vesting dates and conditions have been satisfied shall be made by the Board of Directors of the Company and shall be final and binding.

For purposes of this agreement, “Service” means service as an employee of the Company pursuant to the Employment Agreement entered into between you and the Company dated as of March 1, 2008 (the “Employment Agreement”).

Effect of Change in Control	In the event of a Change in Control of the Company as defined in your Employment Agreement, all of the Stock under this Restricted Stock grant shall be fully vested.

Escrow
The certificates for the unvested Restricted Stock (each of which shall correspond to the applicable vesting percentages described above) shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below.

All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company’s stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

The shares of Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for cancellation:

•	As your interest in the shares of Restricted Stock vests as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within thirty (30) days following the date on which such shares become vested.
•	Upon termination of your Service, any escrowed shares shall be promptly released from escrow or surrendered to the Company for cancellation as provided in the Employment Agreement.

Withholding Taxes
You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Stock acquired under this grant. If the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

Section 83(b) Election
Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the fair market value of the Stock on the date any forfeiture restrictions applicable to the shares lapse will be reportable as ordinary income at that time. You acknowledge your understanding of your right to elect to be taxed currently rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty days after the Grant Date and that the failure to make this filing within the thirty day period results in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of the grant) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER TO FILE ANY 83(b) ELECTION.

Market Stand-off Agreement
In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of vested Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

Investment Representations
You hereby agree and represent, as a condition of this grant of Restricted Stock, that:

(i) you are acquiring the shares of Restricted Stock for investment for your own account and not with a view to, or intention of, or otherwise for resale in connection with, any distribution to any person or entity,

(ii) neither the offer nor the grant of the shares of Restricted Stock hereunder, or the shares of Restricted Stock themselves, have been registered under the Securities Act or registered or qualified under any applicable state securities laws and that the shares of Restricted Stock are being granted to you by reason of and in reliance upon a specific exemption from the registration provisions of the Securities Act and exemptions from registration or qualification provisions of such applicable state or other jurisdiction's securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of your representations, warranties, agreements, acknowledgments and understandings as set forth herein,

(iii) you must, and are able to, bear the economic risk of the value of the shares of Restricted Stock for an indefinite period of time,

(iv) you are sophisticated in financial matters and have such knowledge and experience in financial and business matters as to be capable of evaluating the risks and benefits of your investment in the shares of Restricted Stock,

(v) you are as of the date hereof an “accredited investor” as such term is defined under Rule 501 of the Securities Act, and

(vii) the Company has made available to you all documents that you have requested relating to the Company, the shares of Restricted Stock and your acquisition of the shares of Restricted Stock, and you have had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering and acquisition of the shares of Restricted Stock pursuant to this Restricted Stock Agreement and have had full access to such other information concerning the Company and the shares of Restricted Stock as you deemed necessary or desirable.

Registration Obligation	On or before November 17, 2008, the Company shall file a registration statement under the Securities Act with the U.S. Securities and Exchange Commission to register for resale your Restricted Stock.

Retention Rights
This Agreement does not give you the right to be retained or employed by the Company (or any parent, subsidiary or affiliate) in any capacity. The description of vesting schedules in this Agreement in units of years or months shall not be construed as guaranteeing you any term of employment or service to the end of any such period of time or for any period of time. The Company (and any parent, subsidiary or affiliate) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights
You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company’s stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends
All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon substantially the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FORFEITURE ON BEHALF OF THE COMPANY ON SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Applicable Law
This Agreement will be interpreted and enforced under the laws of the State of Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, except that the Colorado Revised Statutes shall govern as to corporate law.

Entire Agreement
This Agreement and the Employment Agreement constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. All references to phantom stock in the Employment Agreement are superseded by this Agreement and are no longer of any force and effect. You acknowledge your understanding that you have no rights to any phantom stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Amendment	This Agreement may be amended or modified only by a written instrument executed by both the Company and the Grantee.

Notice
All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, if to the Grantee, to the address set forth below on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary or Chief Financial Officer.

Binding Effect
This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in this Agreement.

Pronouns
Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

Waiver	Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

Severability
The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above.

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, _____________ (the “Grantee”) hereby sells, assigns and transfers unto Zulu Energy Corp., a Colorado corporation (the “Company”), _____________________ (________) shares of common stock of the Company represented by Certificate No. ___ herewith and does hereby irrevocable constitute and appoint the Company as Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:____________, 200_

__________________________________________ Print Name __________________________________________ Signature
Spouse Consent (if applicable)

___________________ (Grantee's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

__________________________________________ Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO RETURN THE SHARES TO THE COMPANY IN THE EVENT THE GRANTEE FORFEITS ANY SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF GRANTEE.